First Horizon National Corporation

First Horizon National Corp. Reports Third Quarter Net Income Available to Common of $523 Million
and EPS of $0.95

Results include $269 million pre-tax, or $0.60 per share, of notable items largely related to the IBERIABANK merger

Adjusted net income available to common of $193 million or EPS of $0.35*

Reflects strong fee income and continued expense discipline partially offset by the impact of net interest income headwinds and a CECL reserve build of $13 million

ROCE of 28.49%; Adjusted ROTCE of 13.90%*

Tangible book value per share of $9.92 remained relatively stable

MEMPHIS, Tenn., October 23, 2020 – First Horizon National Corp. (NYSE: FHN or “First Horizon”) today reported third quarter 2020 net income available to common shareholders of $523 million, with earnings per share of $0.95. Third quarter 2020 results reflect the impact of the July 1, 2020, IBERIABANK Corporation merger (“IBKC Merger”) and the July 17, 2020, acquisition of 30 Truist branches ("Branch Acquisition") and include $269 million pre-tax, or $0.60 per share, from notable items largely related to the IBKC Merger. Excluding notable items, adjusted third quarter net income available to common shareholders totaled $193 million, or $0.35 per share.* Reported results prior to third quarter 2020 reflect legacy First Horizon results only.

“We achieved major milestones in third quarter 2020 with the completion of our merger of equals with IBERIABANK and the Truist branch acquisition,” said President and Chief Executive Officer Bryan Jordan. “We also delivered strong results despite continued macroeconomic and interest rate headwinds tied to the pandemic, highlighted by strong execution in our counter-cyclical fee income businesses and continued expense discipline.”

Jordan continued, “I am incredibly proud of the hard work and dedication of our associates as they continue to focus on delivering for our clients, communities and shareholders as we bring our two companies together. Our team has been extraordinarily resilient and focused through this year of great change. The benefits of our more diversified product set, enhanced scale, expanded presence in attractive southern markets and client-centric culture provide a strong framework to continue to deliver a superior client experience with enhanced productivity and synergies. The integration is well underway, and I have even more confidence today than when we announced the merger that we are better together and well positioned to deliver for all of our stakeholders."

Third Quarter 2020 Notable Items

Notable Items
Quarterly, Unaudited

(Millions)	3Q20	2Q20	3Q19

Summary of Notable Items:
Purchase accounting gain	$532	$—	$—
Merger/acquisition non-PCD provision expense	(147)	—	—
Merger/acquisition expense	(101)	(14)	(9)
Charitable contributions	(15)	—	—
Other notable expenses	—	—	(22)
Total Notable items	$269	$(14)	$(31)

*References to "Adjusted" results exclude notable items and are Non-GAAP Financial Measures. Please see page 5 for information on our use of Non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 23.

First Horizon National Corporation
Third quarter 2020 results include a net $269 million of notable items primarily tied to the IBKC Merger/Branch Acquisition including:
•A $532 million non-taxable merger purchase accounting gain in other noninterest income
•$101 million of merger/acquisition-related expense largely recorded in personnel, outside services and other non interest income including the Louisiana Foundation contribution
•$147 million of provision for loan losses related to non-purchase credit deteriorated (non-PCD) loans
•Results also reflect $15 million of other noninterest expense tied to the donation of Paycheck Protection Plan (PPP) fees to the First Horizon Foundation to assist low- and moderate -income communities.
Excluding the notable items, the IBKC Merger and Branch Acquisition added $225 million of net interest income,$91 million of noninterest income and $170 million of noninterest expense.

Third Quarter 2020 Highlights*
•Net income available to common of $523 million with EPS of $.0.95; Adjusted net income available to common of $193 million, or $0.35 per share excluding merger-related and other notable items*
•Total revenue of $1.4 billion increased $843 million from second quarter 2020 driven by the $532 merger purchase accounting gain and $313 million impact of the IBKC Merger
•Results reflect strength in fixed income and mortgage banking, which helped to mitigate net interest income headwinds and continued COVID-19 impacts on traditional banking businesses
•Expense of $587 million includes $101 million of notable items largely tied to IBKC Merger; Adjusted expense of $471 million reflects the impact of the IBKC Merger and continued expense discipline with the benefit of an additional $8 million of merger cost saves*
•Efficiency ratio improved to 43.31% from 62.74% at June 30, 2020; Adjusted efficiency ratio of 57.26%*
•Provision for credit losses totaled $227 million and included $147 million related to non-purchase credit deteriorated loans included in notable items; Adjusted provision expense of $80 million reflects a $13 million CECL-related reserve build*
•Tangible book value per share of $9.92 remained relatively stable at September 30, 2020
•ROCE of 28.49% with Adjusted ROTCE of 13.90%*; estimated CET 1 of 9.15% and total capital of 10.19%
•Period-end loan-to-deposit ratio of 87%
Strategic Plan Update
•Achieved merger cost saves of approximately $18 million year to date, with $8 million in third quarter 2020; targeting $170 million annualized in 2022
•Merger integration well underway with significant progress across key milestones including finalizing 100% of major tech system decisions, completing HR system conversion, aligning benefit plans and establishing go-to-market and organizational models
•Three-year strategic plan to be finalized in fourth quarter 2020
COVID-19 Update:
•Donated $15 million of fees associated with PPP to assist low- and moderate-income communities
•PPP portfolio of $4.2 billion, providing aid and jobs for more than 500,000 clients' employees
•Loan deferrals, excluding PPP, declined to 2.4% from a peak of 12.8%
•Closely monitoring industries currently impacted by COVID-19 disruptions with deep dive portfolio reviews
•Continue to prioritize health and safety, and remain focused on executing the business continuity plan, proactive client outreach and communication, and risk management
*References to "Adjusted" results exclude notable items and are Non-GAAP Financial Measures. Please see page 5 for information on our use of Non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 23.

First Horizon National Corporation

SUMMARY RESULTS, Continued
Quarterly, Unaudited

				3Q20 change vs.
(In millions, except EPS)	3Q20	2Q20	3Q19	2Q20		3Q19
				$/bp	%	$/bp	%
Income Statement
Net interest income	$532	$305	$301	$227	74	$231	77
Noninterest income[1]	823	206	172	617	NM	651	NM
Total revenue	1,355	512	472	843	NM	883	NM
Noninterest expense	587	321	308	266	83	279	91
Pre-provision net revenue[2]	768	191	164	577	NM	604	NM
Provision for credit losses[3]	227	121	14	106	88	213	NM
Income before income taxes	541	69	150	472	NM	391	NM
Provision for income taxes	2	13	36	(11)	(85)	(34)	(94)
Net income	539	57	114	482	NM	425	NM
Net income attributable to noncontrolling interest	3	3	3	—	*	—	*
Net income/(loss) attributable to controlling interest	536	54	111	482	NM	425	NM
Preferred stock dividends	13	2	2	11	NM	11	NM
Net income/(loss) available to common shareholders	$523	$52	$110	$471	NM	$413	NM

Adjusted net income[4]	$208	$68	$138	$140	NM	$70	51
Adjusted net income/loss available to common shareholders[4]	$193	$64	$134	$129	NM	$59	44
Common stock information
EPS	$0.95	$0.17	$0.35	$0.78	NM	$0.60	NM
Adjusted EPS[4]	$0.35	$0.20	$0.43	$0.15	67	$(0.08)	19
Diluted shares	551	313	314	238	76	237	75
Key performance metrics
Net interest margin	2.84%	2.90%	3.21%	(6)bp		(37)bp
Efficiency ratio	43.31%	62.74%	65.26%	NM		NM
Adjusted efficiency ratio[4]	57.26%	59.95%	58.61%	(269)		(135)
Effective income tax rate	—%	18%	24%	NM		NM
Return on average assets	2.63%	0.48%	1.08%	215		155
Adjusted return on average assets[4]	1.01%	0.57%	1.31%	44		(30)
Return on average common equity (“ROCE")	28.49%	4.50%	9.50%	NM		NM
Return on average tangible common equity (“ROTCE”)[4]	37.75%	6.74%	14.49%	NM		NM
Adjusted return on average tangible common equity (“ROTCE”)[4]	13.90%	8.26%	17.73%	564		(383)
Noninterest income as a % of total revenue	60.72%	40.32%	36.25%	NM		NM
Adjusted noninterest income as a % of total revenue[4]	35.32%	40.32%	36.25%	(500)		(93)
Balance Sheet (billions)
Average loans	$60	$34	$30	$26	77	$30	NM
Average deposits	$67	$38	$32	$30	79	$35	NM
Average assets	$82	$48	$42	$34	70	$40	95
Average common equity	$7	$5	$5	$3	56	$3	60
Asset Quality Highlights
Allowance to loans and leases ratio	1.65%	1.64%	0.62%
Net charge-off ratio	0.44%	0.20%	0.19%
Nonperforming loan and leases ratio	0.75%	0.69%	0.55%
Capital Highlights (current quarter is an estimate)
Common Equity Tier 1	9.15%	9.25%	9.01%
Tier 1	10.19%	10.69%	9.97%
Total Capital	11.97%	12.47%	11.01%
Leverage	8.25%	8.55%	9.05%
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22.

*References to "Adjusted" results exclude notable items and are Non-GAAP Financial Measures. Please see page 5 for information on our use of Non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 23.

First Horizon National Corporation
Net interest income
Net interest income of $532 million increased $227 million from second quarter 2020 driven by the $225 million impact of the IBKC Merger and Branch Acquisition and included a net $44 million benefit, or 20 basis points of net interest margin related to net purchase accounting accretion. Net interest margin of 2.84% compares with 2.90% in the prior quarter, largely reflecting continued headwinds from the low-rate environment. Net interest margin results also included faster prepayment speeds and the impact of excess cash balances.

Loans and leases
Loan and lease balances at September 30, 2020 of $59.7 billion increased $27.0 billion from June 30, 2020, driven by the addition of the IBERIABANK loan portfolio and Branch Acquisition. Period-end results also reflect a $1.6 billion increase in loans to mortgage companies.

Deposits
Deposits of $68.4 billion at September 30, 2020, increased from $37.8 billion at June 30, 2020, driven by the impact of the IBKC Merger and Branch Acquisition. Results also reflect continued higher levels of customer liquidity. Interest bearing deposit costs of 36 basis points improved 2 basis points linked quarter, reflecting lower rates and pricing discipline.

Noninterest income
Noninterest income of $823 million increased $617 million from second quarter 2020 driven by the $623 million impact of the IBKC Merger and Branch Acquisition, which included $532 million of notable items. Adjusted noninterest income of $291 million increased $85 million driven by the addition of IBKC.*

Noninterest expense
Noninterest expense of $587 million increased $266 million from second quarter 2020 driven by the $170 million impact of the IBKC Merger and Branch Acquisition and included $116 million of notable items. Adjusted noninterest expense totaled $471 million in third quarter 2020 and reflected a net $8 million benefit from merger-related cost saves.*

Asset Quality
Net charge-offs of $67 million, or 44 basis points, compared with $17 million, or 20 basis points in second quarter 2020 largely reflecting the impact of the IBKC Merger and losses tied to the energy portfolio.

Nonperforming loans of $447 million compared with $226 million in second quarter 2020, largely reflecting the impact of the IBKC Merger. Third quarter 2020 allowance to nonperforming coverage ratio at 221% compares with 238% from second quarter 2020. Third quarter 2020 nonperforming loans to loans ratio of 75 basis points compared with 69 basis points at second quarter 2020.

The allowance to loan ratio remained relatively stable at 1.65% up from 1.64% in the second quarter.
Provision for credit losses of $227 million increased $106 million from second quarter 2020 driven by a
$147 million notable item impact tied to the non-PCD loan portfolio impact of the IBKC Merger and Branch Acquisition. Adjusted provision for credit losses of $80 million decreased $41 million linked quarter.*

Capital
Estimated CET1 ratio of 9.15% in third quarter 2020 compared with 9.25% in second quarter 2020. There were no share repurchases in third quarter 2020.
Income tax
The effective tax rate of 0.41% in third quarter 2020 compared to 18.40% in the second quarter 2020 largely reflecting the impact of the IBKC Merger purchase accounting gain which is nontaxable. Excluding the impact from the merger, the adjusted tax rate was 23%.*

*References to "Adjusted" results exclude notable items and are Non-GAAP Financial Measures. Please see page 5 for information on our use of Non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 23.

First Horizon National Corporation
Conference call information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on October 23 by dialing 1-888-317-6003 (if calling from the U.S.) or 412-317-6061 (if calling from outside the U.S) and entering access code 4874702. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast with the accompanying slide presentation at http://ir.fhnc.com/Event.

A replay of the call will be available beginning at noon CT on October 23 until midnight CT on November 6. To listen to the replay, dial 1-877-344-7529 (U.S. callers) or 412-317-0088 (international callers); the access code is 10148078. A replay of the webcast will also be available at http://ir.fhnc.com/Event by midnight CT on October 23 and will be archived on the site for one year.

Forward-Looking Statements

This communication may contain forward-looking information, including guidance, involving significant risks and uncertainties. Forward-looking information is identified by words such as "believe," "expect," "anticipate," "intend," "estimate," "should," "is likely," "will," "going forward," and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from results stated in or suggested by forward-looking information. Those factors include: general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve; competition; ability to execute business plans; regional, national, and world-wide political developments; recent and future legislative and regulatory developments; inflation or deflation; market (particularly real estate market) and monetary fluctuations; pestilence; man-made or natural disasters; customer, investor and regulatory responses to any of those conditions or events; matters mentioned in this release; critical accounting estimates; FHN’s success in executing its business plans and strategies following its 2020 merger with IBERIABANK Corporation, and managing the risks involved; the potential impacts on FHN’s businesses of the coronavirus COVID-19 pandemic, including negative impacts from quarantines, market declines, and volatility, and changes in customer behavior related to COVID-19; and other factors described in FHN's annual report on Form 10-K, FHN’s other recent filings with the SEC, and FHN’s most recent earnings release and related materials. FHN disclaims any obligation to update any forward-looking statements to reflect future events or developments, or changes in expectations.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures are included in this financial supplement that are “non-GAAP,” meaning (under U.S. financial reporting rules) they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

Presentation of regulatory measures, some of which follow regulatory definitions rather than GAAP, provides a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Such measures are used by the various banking regulators in reviewing the performance, stability, and capital adequacy of financial institutions they regulate. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk weighted assets (“RWA”), which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

*References to "Adjusted" results exclude notable items and are Non-GAAP Financial Measures. Please see page 5 for information on our use of Non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 23.

First Horizon National Corporation
The non-GAAP measures presented in this earnings release are pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), and tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items beginning on page 23.

*References to "Adjusted" results exclude notable items and are Non-GAAP Financial Measures. Please see page 5 for information on our use of Non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 23.

First Horizon National Corporation

FHN CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						3Q20 change vs.
(In millions, except per share data)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$	%	$	%
Interest income	$598	$347	$378	$404	$407	$251	72	$191	47
Interest expense	66	41	76	93	107	25	61	(41)	(38)
Net interest income	532	305	303	311	301	227	74	231	77
Noninterest income:
Fixed income	111	112	96	81	78	(1)	(1)	33	42
Mortgage banking and title	66	4	2	4	2	62	NM	64	NM
Brokerage, trust, and insurance	30	22	23	22	22	8	36	8	36
Service charges and fees	50	35	36	39	40	15	43	10	25
Card and digital banking fees	17	12	12	14	13	5	42	4	31
Deferred compensation income	4	8	(10)	3	—	(4)	(50)	4	NM
Other noninterest income[1]	546	12	15	20	17	534	NM	529	NM
Total noninterest income	823	206	175	183	172	617	NM	651	NM
Total revenue	1,355	512	478	495	472	843	NM	883	NM
Noninterest expense:
Personnel expenses:
Salaries and benefits	201	111	113	112	111	90	81	90	81
Incentives and commissions	126	79	81	63	55	47	59	71	NM
Deferred compensation expense	3	9	(10)	4	1	(6)	(67)	2	NM
Total personnel expenses	329	200	183	179	167	129	65	162	97
Occupancy and equipment	77	46	44	44	42	31	67	35	83
Outside services	78	38	38	54	47	40	NM	31	66
Amortization of intangible assets	15	5	5	6	6	10	NM	9	NM
Other noninterest expense	89	31	31	45	46	58	NM	43	93
Total noninterest expense	587	321	302	328	308	266	83	279	91
Pre-provision net revenue[2]	768	191	175	166	164	577	NM	604	NM
Provision for credit losses[3]	227	121	154	9	14	106	88	213	NM
Income before income taxes	541	69	21	157	150	472	NM	391	NM
Provision for income taxes	2	13	5	36	36	(11)	(85)	(34)	(94)
Net income	539	57	16	121	114	482	NM	425	NM
Net income attributable to noncontrolling interest	3	3	3	3	3	—	*	—	*
Net income attributable to controlling interest	536	54	14	118	111	482	NM	425	NM
Preferred stock dividends	13	2	2	2	2	11	NM	11	NM
Net income available to common shareholders	$523	$52	$12	$117	$110	$471	NM	$413	NM
Common Share Data
EPS	$0.95	$0.17	$0.04	$0.38	$0.35	$0.78	NM	$0.60	NM
Basic shares	550	312	312	311	312	238	76	238	76
Diluted EPS	$0.95	$0.17	$0.04	$0.37	$0.35	$0.78	NM	$0.60	NM
Diluted shares	551	313	313	313	314	238	76	237	75

Effective tax rate	—%	18%	22%	23%	24%
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22.

First Horizon National Corporation

FHN ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 9
Quarterly, Unaudited

						3Q20 change vs.
(In millions, except per share data)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$	%	$	%

Adjusted noninterest income:
Fixed income	$111	$112	$96	$81	$78	$(1)	(1)	$33	42
Mortgage banking and title	66	4	2	4	2	62	NM	64	NM
Brokerage, trust, and insurance	30	22	23	22	22	8	36	8	36
Service charges and fees	50	35	36	39	40	15	43	10	25
Card and digital banking fees	17	12	12	14	13	5	42	4	31
Deferred compensation income	4	8	(10)	3	—	(4)	(50)	4	NM
Adjusted other noninterest income	14	12	15	20	17	2	17	(3)	(18)
Adjusted total noninterest income	$291	$206	$175	$183	$172	$85	41	$119	69

Adjusted noninterest expense:
Adjusted personnel expenses:
Adjusted salaries and benefits	$200	$107	$112	$107	$109	$93	87	$91	83
Adjusted Incentives and commissions	91	79	81	63	59	12	15	32	54
Deferred compensation expense	3	9	(10)	4	1	(6)	(67)	2	NM
Adjusted total personnel expenses	294	195	182	174	168	99	51	126	75
Adjusted occupancy and equipment	73	46	44	44	42	27	59	31	74
Adjusted outside services	46	33	37	36	35	13	39	11	31
Adjusted amortization of intangible assets	14	5	5	6	6	9	NM	8	NM
Adjusted other noninterest expense	45	27	28	31	25	18	67	20	80
Adjusted total noninterest expense	$471	$307	$296	$291	$277	$164	53	$194	70

Adjusted pre-provision net revenue[4]	$352	$205	$181	$203	$196	$147	72	$156	80

Adjusted provision for credit losses[3]	$80	$121	$154	$9	$14	$(41)	(34)	$66	NM

Adjusted net income available to common shareholders	$193	$64	$17	$147	$134	$129	NM	$59	44

Adjusted Common Share Data
Adjusted diluted EPS	$0.35	$0.20	$0.05	$0.47	$0.43	$0.15	75	$(0.08)	(19)
Diluted shares	551	313	313	313	314	238	76	237	75

Adjusted effective tax rate	23%	18%	22%	22%	24%
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22.

First Horizon National Corporation

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	3Q20	2Q20	1Q20	4Q19	3Q19

Noninterest income:
Other noninterest income	$(532)	$—	$—	$—	$—
Total noninterest income	$(532)	$—	$—	$—	$—

Noninterest expense:
Personnel expenses:
Salaries and benefits	$(1)	$(5)	$(1)	$(4)	$(3)
Incentives and commissions	(34)	—	—	—	4
Deferred compensation expense	—	—	—	—	—
Total personnel expenses	(35)	(5)	(1)	(4)	1
Occupancy and equipment	(4)	—	—	—	—
Outside services	(32)	(5)	(2)	(18)	(12)
Amortization of intangible assets	(1)	—	—	—	—
Other noninterest expense	(44)	(4)	(3)	(15)	(21)
Total noninterest expense	$(116)	$(14)	$(6)	$(37)	$(31)

Provision for credit losses	$(147)	$—	$—	$—	$—

Income before income taxes	$(269)	$14	$6	$37	$31
Provision for income taxes	61	3	1	7	7
Net income/(loss) available to common shareholders	$(331)	$12	$5	$30	$24

(Millions)	3Q20	2Q20	1Q20	4Q19	3Q19
Summary of Notable Items:
Purchase accounting gain	$532	$—	$—	$—	$—
Merger/acquisition non-PCD provision expense	(147)	—	—	—	—
Merger/acquisition expense*	(101)	(14)	(6)	(16)	(9)
Charitable contributions	(15)	—	—	(11)	—
Other notable expenses	—	—	—	(10)	(22)
Total notable items	$269	$(14)	$(6)	$(37)	$(31)
Numbers may not foot due to rounding
•3Q20 includes $20 million of charitable contributions to establish the First Horizon Louisiana Foundation.

First Horizon National Corporation

						3Q20 change vs.
FINANCIAL RATIOS	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19
Net interest margin	2.84%	2.90%	3.16%	3.26%	3.21%	(2)	(12)
Return on average assets	2.63%	.48%	.15%	1.12%	1.08%	NM	NM
Adjusted return on average assets[4]	1.01%	.57%	.19%	1.40%	1.31%	77	(23)
Return on average common equity (“ROCE”)	28.49%	4.50%	1.05%	9.97%	9.50%	NM	NM
Return on average tangible common equity (“ROTCE”)[4]	37.75%	6.74%	1.59%	15.03%	14.49%	NM	NM
Adjusted return on average tangible common equity (“ROTCE”)[4]	13.90%	8.26%	2.19%	18.88%	17.73%	68	(22)
Noninterest income as a % of total revenue	60.72%	40.32%	36.59%	37.05%	36.25%	51	68
Adjusted noninterest income as a % of total revenue[4]	35.32%	40.32%	36.59%	37.05%	36.25%	(12)	(3)
Efficiency ratio	43.31%	62.74%	63.26%	66.35%	65.26%	(31)	(34)
Adjusted efficiency ratio[4]	57.26%	59.95%	62.05%	58.88%	58.61%	(4)	(2)

CAPITAL - PERIOD END (PRELIMINARY)
CET1 capital ratio	9.15%	9.25%	8.54%	9.20%	9.01%	(1)	2
Tier 1 capital ratio	10.19%	10.69%	9.52%	10.15%	9.97%	(5)	2
Total capital ratio	11.97%	12.47%	10.78%	11.22%	11.01%	(4)	9
Tier 1 leverage ratio	8.25%	8.55%	9.00%	9.04%	9.05%	(4)	(9)
Risk-weighted assets (“RWA”) (millions)	$65	$37	$40	$37	$37	76	76
Total equity to total assets	9.81%	10.71%	10.71%	11.72%	11.43%	(8)	(14)
Tangible common equity/tangible assets (“TCE/TA”)[4]	6.78%	6.63%	6.81%	7.48%	7.20%	2	(6)
Period-end shares outstanding (millions)	555	312	312	311	311	78	78
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.14	$0.14	*	7
Book value per common share	$13.30	$14.96	$14.96	$15.04	$14.80	(11)	(10)
Tangible book value per common share[4]	$9.92	$9.99	$9.96	$10.02	$9.76	(1)	2

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	87.28%	86.62%	96.97%	95.78%	97.86%	1	(11)
Loans-to-deposit ratio (average balances)	89.59%	90.52%	92.83%	93.68%	92.73%	(1)	(3)
Full-time equivalent associates	8,121	5,006	4,969	5,005	5,116	62	59
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22..

First Horizon National Corporation
FHN CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						3Q20 change vs.
(In millions)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$	%	$	%
Assets:
Loans and leases:
Commercial, financial, and industrial (C&I)	$33,656	$21,394	$22,124	$20,051	$20,294	$12,262	57	$13,362	66
Commercial real estate	12,511	4,813	4,640	4,337	4,229	7,698	NM	8,282	NM
Consumer real estate	12,328	6,052	6,119	6,177	6,245	6,276	NM	6,083	97
Credit card and other	1,212	449	495	496	493	763	NM	719	NM
Loans and leases, net of unearned income	59,707	32,709	33,378	31,061	31,261	26,998	83	28,446	91
Loans held for sale	1,051	746	596	594	555	305	41	496	89
Investment securities	7,996	5,476	4,545	4,445	4,416	2,520	46	3,580	81
Trading securities	1,386	1,116	1,878	1,346	1,395	270	24	(9)	(1)
Interest-bearing deposits with banks	5,443	3,136	671	482	364	2,307	74	5,079	NM
Federal funds sold and securities purchased under agreements to resell	593	415	592	633	746	178	43	(153)	(21)
Total interest earning assets	76,176	43,598	41,659	38,562	38,737	32,578	75	37,439	97
Cash and due from banks	1,075	604	538	634	750	471	78	325	43
Goodwill and other intangible assets, net	1,876	1,552	1,558	1,563	1,569	324	21	307	20
Premises and equipment, net	756	448	448	455	452	308	69	304	67
Allowance for loan and lease losses[5]	(988)	(538)	(444)	(200)	(193)	(450)	(84)	(795)	NM
Other assets	4,135	2,980	3,439	2,297	2,403	1,155	39	1,732	72
Total assets	$83,030	$48,645	$47,197	$43,311	$43,718	$34,385	71	$39,312	90

Liabilities and Shareholders' Equity:
Deposits:
Savings	$26,573	$13,532	$13,860	$11,665	$11,489	$13,041	96	$15,084	NM
Time deposits	5,526	2,656	3,058	3,618	4,176	2,870	NM	1,350	32
Other interest-bearing deposits	14,925	9,784	8,561	8,717	8,011	5,141	53	6,914	86
Total interest-bearing deposits	47,025	25,972	25,480	24,001	23,676	21,053	81	23,349	99
Trading liabilities	477	233	453	506	720	244	NM	(243)	(34)
Short-term borrowings	2,142	2,392	5,325	3,518	3,948	(250)	(10)	(1,806)	(46)
Term borrowings	2,162	2,032	793	791	1,195	130	6	967	81
Total interest-bearing liabilities	51,805	30,628	32,050	28,816	29,539	21,177	69	22,266	75
Noninterest-bearing deposits	21,384	11,788	8,940	8,429	8,269	9,596	81	13,115	NM
Other liabilities	1,696	1,020	1,152	990	914	676	66	782	86
Total liabilities	74,885	43,436	42,142	38,235	38,722	31,449	72	36,163	93
Shareholders' Equity:
Preferred stocks	470	240	96	96	96	230	96	374	NM
Common stocks	347	195	195	195	194	152	78	153	79
Capital surplus	5,061	2,941	2,939	2,931	2,925	2,120	72	2,136	73
Retained earnings[5]	2,111	1,672	1,667	1,798	1,726	439	26	385	22
Accumulated other comprehensive loss, net	(140)	(135)	(136)	(240)	(241)	(5)	(4)	101	42
Combined shareholders' equity	7,849	4,913	4,760	4,781	4,701	2,936	60	3,148	67
Noncontrolling interest	295	295	295	295	295	—	*	—	*
Total shareholders' equity	8,144	5,208	5,056	5,076	4,996	2,936	56	3,148	63
Total liabilities and shareholders' equity	$83,030	$48,645	$47,197	$43,311	$43,718	$34,385	71	$39,312	90
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22.

First Horizon National Corporation
FHN CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						3Q20 change vs.
(In millions)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$	%	$	%
Assets:
Loans and leases:
Commercial, financial, and industrial (C&I)	$34,051	$22,694	$19,470	$19,740	$18,966	$11,357	50	$15,085	80
Commercial real estate	12,414	4,710	4,422	4,264	4,269	7,704	NM	8,145	NM
Consumer real estate	12,444	6,087	6,134	6,194	6,283	6,357	NM	6,161	98
Credit card and other	1,209	476	498	509	498	733	NM	711	NM
Loans and leases, net of unearned income	60,118	33,968	30,524	30,706	30,016	26,150	77	30,102	NM
Loans held-for-sale	985	731	590	582	455	254	35	530	NM
Investment securities	8,580	4,531	4,457	4,438	4,398	4,049	89	4,182	95
Trading securities	1,194	1,420	1,831	1,264	1,391	(226)	(16)	(197)	(14)
Interest-bearing deposits with banks	3,616	1,620	548	586	546	1,996	NM	3,070	NM
Federal funds sold and securities purchased under agreements to resell	500	422	827	656	572	78	18	(72)	(13)
Total interest earning assets	74,992	42,692	38,778	38,232	37,379	32,300	76	37,613	NM
Cash and due from banks	1,028	562	610	610	596	466	83	432	72
Goodwill and other intangibles assets, net	1,794	1,555	1,560	1,566	1,572	239	15	222	14
Premises and equipment, net	747	452	451	451	452	295	65	295	65
Allowances for loan and lease losses[5]	(980)	(476)	(354)	(196)	(197)	(504)	NM	(783)	NM
Other assets	4,103	3,150	2,507	2,223	2,139	953	30	1,964	92
Total assets	$81,683	$47,934	$43,552	$42,886	$41,941	$33,749	70	$39,742	95

Liabilities and shareholders' equity:
Deposits:
Savings	$25,648	$14,118	$12,117	$11,580	$11,696	$11,530	82	$13,952	NM
Time deposits	5,783	2,836	3,357	3,934	4,330	2,947	NM	1,453	34
Other interest-bearing deposits	14,771	9,256	8,743	8,721	8,110	5,515	60	6,661	82
Total interest-bearing deposits	46,202	26,211	24,216	24,235	24,136	19,991	76	22,066	91
Trading liabilities	360	352	751	586	501	8	2	(141)	(28)
Short-term borrowings	2,469	2,603	3,211	2,709	2,145	(134)	(5)	324	15
Term borrowings	2,172	1,426	791	928	1,186	746	52	986	83
Total interest-bearing liabilities	51,202	30,593	28,967	28,458	27,967	20,609	67	23,235	83
Noninterest-bearing deposits	20,904	11,316	8,666	8,543	8,236	9,588	85	12,668	NM
Other liabilities	1,505	908	915	845	775	597	66	730	94
Total liabilities	73,611	42,816	38,550	37,846	36,979	30,795	72	36,632	99
Shareholders' Equity:
Preferred stock	468	150	96	96	96	318	NM	372	NM
Common stock	345	195	195	195	195	150	77	150	77
Capital surplus	5,041	2,941	2,935	2,928	2,934	2,100	71	2,107	72
Retained earnings[5]	2,025	1,672	1,687	1,766	1,695	353	21	330	19
Accumulated other comprehensive loss, net	(103)	(135)	(206)	(240)	(253)	32	24	150	59
Combined shareholders' equity	7,777	4,822	4,707	4,744	4,667	2,955	61	3,110	67
Noncontrolling interest	295	295	295	295	295	—	*	—	*
Total shareholders' equity	8,072	5,118	5,002	5,040	4,962	2,954	58	3,110	63
Total liabilities and shareholders' equity	$81,683	$47,934	$43,552	$42,886	$41,941	$33,749	70	$39,742	95
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22.

First Horizon National Corporation
FHN CONSOLIDATED NET INTEREST INCOME
Quarterly, Unaudited

						3Q20 change vs.
(In millions)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$	%	$	%
Interest Income:
Loans and leases, net of unearned income:
Commercial	$419	$243	$257	$280	$281	$176	72	$138	49
Consumer	141	65	71	76	78	76	NM	63	81
Loans and leases, net of unearned income	560	308	329	356	358	252	82	202	56
Loans held-for-sale	8	7	7	7	6	1	14	2	33
Investment securities	25	25	28	29	29	—	*	(4)	(14)
Trading securities	6	9	13	10	11	(3)	(33)	(5)	(45)
Interest-bearing deposits with banks	1	—	2	2	3	1	NM	(2)	(67)
Federal funds sold and securities purchased under agreements	—	—	2	3	3	—	NM	(3)	NM
Interest income	$601	$349	$381	$407	$409	$252	72	$192	47

Interest Expense:
Interest-bearing deposits:
Savings	$25	$13	$26	$30	$37	$12	92	$(12)	(32)
Time deposits	10	9	14	19	22	1	11	(12)	(55)
Other interest-bearing deposits	7	3	14	18	19	4	NM	(12)	(63)
Total interest-bearing deposits	42	25	54	67	79	17	68	(37)	(47)
Trading liabilities	1	1	3	3	3	—	*	(2)	(67)
Short-term borrowings	1	1	10	12	12	—	*	(11)	(92)
Term borrowings	22	14	8	10	14	8	57	8	57
Interest expense	66	41	76	93	107	25	61	(41)	(38)
Net interest income - tax equivalent basis	535	308	305	314	302	227	74	233	77
Fully taxable equivalent adjustment	(3)	(3)	(2)	(2)	(2)	—	*	(1)	(50)
Net interest income	$532	$305	$303	$311	$301	$227	74	$231	77
Net interest income adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22.

First Horizon National Corporation
FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited

	3Q20	2Q20	1Q20	4Q19	3Q19

Assets:
Earning assets:
Loans and leases, net of unearned income:
Commercial	3.59%	3.56%	4.33%	4.63%	4.78%
Consumer	4.11	4.00	4.33	4.51	4.55
Loans and leases, net of unearned income	3.70	3.65	4.33	4.60	4.73
Loans held-for-sale	3.36	3.61	4.67	4.85	5.33
Investment securities	1.21	2.22	2.50	2.60	2.62
Trading securities	2.08	2.48	2.91	3.01	3.06
Interest-bearing deposits with banks	0.09	0.09	1.13	1.60	1.96
Federal funds sold and securities purchased under agreements to resell	0.04	(0.06)	1.13	1.52	2.04
Interest income/total earning assets	3.19%	3.29%	3.94%	4.22%	4.35%
Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.38%	0.36%	0.87%	1.04%	1.26%
Time deposits	0.72	1.45	1.80	2.06	2.15
Other interest-bearing deposits	0.20	0.13	0.65	0.81	0.94
Total interest-bearing deposits	0.36	0.38	0.90	1.10	1.29
Trading liabilities	0.77	1.11	1.76	2.02	2.33
Short-term borrowings	0.27	0.22	1.24	1.74	2.13
Term borrowings	3.98	3.96	4.01	4.52	4.64
Interest expense/total interest-bearing liabilities	0.51	0.54	1.05	1.29	1.52
Net interest spread	2.68%	2.75%	2.89%	2.93%	2.83%
Effect of interest-free sources used to fund earning assets	0.16	0.15	0.27	0.33	0.38
Net interest margin	2.84%	2.90%	3.16%	3.26%	3.21%

Total loan yield	3.70%	3.65%	4.33%	4.60%	4.73%
Total deposit cost	0.25%	0.27%	0.67%	0.82%	0.96%
Total funding cost	0.36%	0.40%	0.81%	1.00%	1.17%
Yields are adjusted to a FTE basis assuming a statutory federal income tax rate of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22.

First Horizon National Corporation

FHN CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					3Q20 change vs.
(In millions, except ratio data)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$213	$127	$96	$74	$77	$85	67	$136	NM
Commercial real estate	51	2	2	2	2	49	NM	49	NM
Consumer real estate	180	96	91	86	94	84	87	87	93
Credit card and other	3	—	—	—	—	3	NM	3	NM
Total nonperforming loans and leases	$447	$226	$190	$162	$172	$221	98	$274	NM

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.63%	0.60%	0.43%	0.37%	0.38%
Commercial real estate	0.41%	0.04%	0.05%	0.04%	0.05%
Consumer real estate	1.46%	1.59%	1.49%	1.39%	1.50%
Credit card and other	0.24%	0.06%	0.07%	0.07%	0.07%
Total nonperforming loans and leases to loans and leases	0.75%	0.69%	0.57%	0.52%	0.55%
Numbers may not foot due to rounding.

First Horizon National Corporation

FHN CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					3Q20 change vs.
(In millions)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$—	$—	$—	$2	$2	$—	(48)	$(2)	(93)
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	14	13	12	18	18	1	6	(4)	(23)
Credit card and other	1	1	2	2	1	(1)	(35)	—	(33)
Total loans and leases 90 days or more past due and accruing	$15	$14	$14	$22	$21	$—	1	$(6)	(31)
Numbers may not foot due to rounding.

First Horizon National Corporation

FHN CONSOLIDATED NET CHARGE-OFFS
Quarterly, Unaudited

	As of					3Q20 change vs.
(In millions, except ratio data)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$69	$18	$7	$5	$19	$51	NM	$51	NM
Commercial real estate	4	—	1	—	—	3	NM	3	NM
Consumer real estate	2	2	2	2	1	—	(7)	—	25
Credit card and other	4	3	4	4	4	1	31	—	(10)
Total gross charge-offs	$78	$23	$13	$12	$24	$55	NM	$54	NM
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(3)	$(1)	$(1)	$(2)	$(3)	$(2)	NM	$—	1
Commercial real estate	(2)	—	(1)	—	—	(2)	NM	(2)	NM
Consumer real estate	(5)	(4)	(4)	(6)	(5)	(1)	(33)	—	(5)
Credit card and other	(1)	(1)	(1)	(1)	(1)	—	8	—	21
Total gross recoveries	$(12)	$(6)	$(6)	$(9)	$(10)	$(5)	(87)	$(2)	(21)
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$66	$17	$6	$3	$15	$49	NM	$51	NM
Commercial real estate	1	—	—	—	—	1	NM	1	NM
Consumer real estate	(3)	(2)	(1)	(3)	(4)	(1)	(72)	—	3
Credit card and other	3	2	3	3	3	1	58	—	(5)
Total net charge-offs	$67	$17	$7	$3	$15	$50	NM	$52	NM

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.77%	0.30%	0.12%	0.07%	0.32%
Commercial real estate	0.04%	(0.01)%	—%	(0.01)%	0.02%
Consumer real estate	(0.11)%	(0.13)%	(0.08)%	(0.21)%	(0.23)%
Credit card and other	0.83%	1.35%	2.12%	2.29%	2.11%
Total loans and leases	0.44%	0.20%	0.10%	0.04%	0.19%
Numbers may not foot due to rounding.

First Horizon National Corporation

FHN CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					3Q20 Changes vs.
(In millions, except ratio data)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$538	$444	$200	$193	$193	$93	21	$345	NM
Cumulative effect of change in accounting principle:
Commercial, financial, and industrial (C&I)	—	—	19	—	—	—	NM	—	NM
Commercial real estate	—	—	(7)	—	—	—	NM	—	NM
Consumer real estate	—	—	93	—	—	—	NM	—	NM
Credit card and other	—	—	2	—	—	—	NM	—	NM
Total cumulative effect of change in accounting principles	—	—	106	—	—	—	NM	—	NM
Allowance for loan and lease losses - beginning, adjusted	$538	$444	$307	$193	$193	$93	21	$345	NM
Acquired purchased credit deteriorated allowance for loan and lease losses:
Commercial, financial, and industrial (C&I)	138	—	—	—	—	138	NM	138	NM
Commercial real estate	100	—	—	—	—	100	NM	100	NM
Consumer real estate	44	—	—	—	—	44	NM	44	NM
Credit card and other	5	—	—	—	—	5	NM	5	NM
Total acquired purchased credit deteriorated allowance for loan and lease losses	287	—	—	—	—	287	NM	287	NM
Charge-offs:
Commercial, financial, and industrial (C&I)	(69)	(18)	(7)	(5)	(19)	(51)	NM	(51)	NM
Commercial real estate	(4)	—	(1)	—	—	(3)	NM	(3)	NM
Consumer real estate	(2)	(2)	(2)	(2)	(1)	—	7	—	(25)
Credit card and other	(4)	(3)	(4)	(4)	(4)	(1)	(31)	—	10
Total charge-offs	(78)	(23)	(13)	(12)	(24)	(55)	NM	(54)	NM
Recoveries:
Commercial, financial, and industrial (C&I)	3	1	1	2	3	2	NM	—	(1)
Commercial real estate	2	—	1	—	—	2	NM	2	NM
Consumer real estate	5	4	4	6	5	1	33	—	5
Credit card and other	1	1	1	1	1	—	(8)	—	(21)
Total Recoveries	12	6	6	9	10	5	87	2	21
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)*	99	81	119	12	13	18	22	86	NM
Commercial real estate*	52	10	19	—	3	42	NM	49	NM
Consumer real estate*	74	19	—	(6)	(4)	55	NM	78	NM
Credit card and other*	5	—	7	3	3	5	NM	2	62
Total provision for loan and lease losses*:	230	110	145	10	15	120	NM	215	NM
Allowance for loan and lease losses - ending	$988	$538	$444	$200	$193	$450	84	$795	NM

Reserve for unfunded commitments - beginning	$50	$39	$6	$7	$8	$11	28	$43	NM
Cumulative effect of change in accounting principle	—	—	24	—	—	—	NM	—	NM
Acquired reserve for unfunded commitments	41	—	—	—	—	41	NM	41	NM
Provision for unfunded commitments	(3)	11	9	(1)	(1)	(14)	NM	(2)	NM
Reserve for unfunded commitments - ending	$89	$50	$39	$6	$7	$38	76	$82	NM
Total allowance for credit losses- ending	$1,077	$588	$484	$206	$200	$488	83	$877	NM
Numbers may not foot due to rounding. * 3Q20 includes $30 million, $44 million, $70 million, and $3 million recognized within the C&I, Commercial real estate, Consumer real estate, and Credit card and other loan and leases portfolios, respectively, of provision expense associated with the recognition of Non-PCD provision related to mergers/acquisitions.

First Horizon National Corporation

FHN CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	3Q20	2Q20	1Q20	4Q19	3Q19

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	1.45%	1.49%	1.15%	0.61%	0.56%
Commercial real estate	1.66%	1.19%	1.03%	0.83%	0.84%
Consumer real estate	2.15%	2.38%	2.01%	0.46%	0.49%
Credit card and other	2.11%	4.03%	3.91%	2.68%	2.58%
Total allowance for loans and lease losses to loans and leases	1.65%	1.64%	1.33%	0.64%	0.62%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	230%	250%	265%	165%	149%
Commercial real estate	407%	2,771%	2,175%	1,979%	1,839%
Consumer real estate	147%	149%	135%	33%	33%
Credit card and other	890%	7,114%	5,368%	3,975%	3,691%
Total allowance for loans and lease losses to nonperforming loans and leases	221%	238%	234%	124%	112%
Allowance for loans and lease losses to net charge offs
Commercial, financial, and industrial (C&I)	186%	463%	1,088%	925%	187%
Commercial real estate	4,031%	(15,040)%	143,661%	(11,151)%	4,770%
Consumer real estate	(1,919)%	(1,770)%	(2,456)%	(214)%	(216)%
Credit card and other	255%	282%	183%	114%	121%
Total allowance for loans and lease losses to net charge offs	373%	805%	1,533%	1,776%	333%

First Horizon National Corporation
FHN REGIONAL BANKING
Quarterly, Unaudited

						3Q20 change vs.
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$/bp	%	$/bp	%
Income Statement (millions)
Net interest income	$584	$350	$300	$311	$302	$234	67	$282	93
Noninterest income	172	79	82	90	86	93	NM	86	NM
Total revenue	756	429	382	400	388	327	76	368	95
Noninterest expense	374	192	203	203	194	182	95	180	93
Pre-provision net revenue[2]	383	236	179	197	194	147	62	189	97
Provision for credit losses[3]	227	120	155	14	20	107	89	207	NM
Income before income tax expense	155	117	25	183	175	38	32	(20)	(11)
Income tax expense	35	27	4	43	42	8	30	(7)	(17)
Net income	$121	$90	$20	$140	$133	$31	34	$(12)	(9)

Average Balances (billions)
Total loans and leases	$59.11	$33.11	$29.61	$29.73	$28.97	$26.00	79	$30.14	NM
Interest-earning assets	59.45	33.16	29.66	29.78	29.01	26.29	79	30.44	NM
Total assets	64.38	35.74	32.18	32.46	31.63	28.64	80	32.75	NM
Total deposits	63.47	33.79	30.58	30.42	30.05	29.68	88	33.42	NM

Key Metrics
Net interest margin[6]	3.92%	4.27%	4.09%	4.17%	4.16%	(35)	(8)	(24)	(6)
Efficiency ratio	49.40	44.87	53.06	50.70	49.94	453	10	(54)	(1)
Loans-to-deposits ratio (period-end balances)	0.91	0.93	1.06	0.98	1.01	(2)	(2)	(10)	(10)
Loans-to-deposits ratio (average-end balances)	0.93	0.98	0.97	0.98	0.96	(5)	(5)	(3)	(3)
Return on average assets (annualized)	0.75	1.02	0.26	1.71	1.67	(27)	(26)	(92)	(55)
Return on allocated equity[7]	14.74	11.64	2.72	18.14	17.52	310	27	(278)	(16)
Financial center locations	493	269	269	269	270	224	83	223	83
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 22.

First Horizon National Corporation
FHN FIXED INCOME
Quarterly, Unaudited

						3Q20 change vs.
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$/bp	%	$/bp	%
Income Statement (millions)
Net interest income	$12	$14	$11	$7	$5	$(2)	(14)	$7	NM
Noninterest income	111	113	96	81	78	(2)	(2)	33	42
Total revenue	122	127	107	88	83	(5)	(4)	39	47
Noninterest expense	67	83	81	62	68	(16)	(19)	(1)	(1)
Income before income tax expense	55	44	26	26	16	11	25	39	NM
Income tax expense	13	11	6	6	4	2	18	9	NM
Net income	$42	$33	$19	$20	$12	$9	27	$30	NM

Average Balance Sheet (billions)
Interest earning assets	$2.34	$2.63	$3.27	$2.57	$2.47	$(0.29)	(11)	$(0.13)	(5)
Total assets	3.00	3.26	3.76	2.99	2.88	(0.26)	(8)	0.12	4

Key Metrics
Fixed income product average daily revenue (thousands)	$1,545	$1,592	$1,264	$1,061	$994	(47)	(3)	551	55
Net interest margin[6]	2.00%	2.07%	1.36%	1.15%	0.88%	(7)	(3)	112	NM
Efficiency ratio	55.05	65.49	76.02	70.23	81.31	(1,044)	(16)	(2,626)	(32)
Return on average assets	5.51	4.08	2.08	2.65	1.63	143	35	388	NM
Return on allocated equity[7]	82.03	65.97	37.19	39.91	23.60	1,606	24	5,843	NM

FHN CORPORATE
Quarterly, Unaudited

						3Q20 change vs.
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(69)	$(63)	$(13)	$(13)	$(13)	$(6)	(10)	$(56)	NM
Noninterest income[1]	540	13	(4)	11	7	527	NM	533	NM
Total revenues	470	(50)	(17)	(1)	(6)	520	NM	476	NM
Noninterest expense	143	42	14	58	42	101	NM	101	NM
Income/(loss) before income taxes	328	(93)	(31)	(60)	(48)	421	NM	376	NM
Income tax expense (benefit)	(47)	(25)	(6)	(15)	(12)	(22)	(88)	(35)	NM
Net income/(loss)	$374	$(68)	$(25)	$(44)	$(37)	$442	NM	$411	NM

Average Balance Sheet (billions)
Interest bearing assets	12.47	6.12	5.01	4.98	4.92	$6.35	NM	$7.55	NM
Total assets	13.60	8.16	6.78	6.53	6.43	5.44	67	7.17	NM
Numbers may not foot due to rounding. Certain previously reported amounts have been reclassified to agree with current presentation. See footnote disclosures on page 22.

First Horizon National Corporation
FHN NON-STRATEGIC
Quarterly, Unaudited

						3Q20 change vs.
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20		3Q19
						$/bp	%	$/bp	%
Income Statement (millions)
Net interest income	$6	$6	$5	$6	$6	$—	*	$—	*
Noninterest income	—	1	1	1	1	(1)	NM	(1)	NM
Total revenue	6	6	6	7	7	—	*	(1)	(14)
Noninterest expense	3	3	4	5	4	—	*	(1)	(25)
Pre-provision net revenue[2]	3	3	2	2	2	—	*	1	50
Provision for credit losses[3]	—	2	—	(5)	(5)	(2)	NM	5	NM
Income before income tax expense	3	1	2	8	8	2	NM	(5)	(63)
Income tax expense	1	—	1	2	2	1	NM	(1)	(50)
Net income	$2	$1	$2	$6	$6	$1	NM	$(4)	(67)

Average Balance Sheet (billions)
Total assets	0.71	0.77	0.83	0.91	0.99	$(0.06)	(8)	$(0.28)	(28)

Key Statistics
Net interest margin[6]	3.22%	2.83%	2.41%	2.67%	2.47%	39	14	75	30
Efficiency ratio	50.95	53.62	65.26	66.85	65.85	(267)	(5)	(15)	(23)
Return on average assets	1.39	0.50	0.89	2.51	2.35	89	NM	(1)	(41)
Return on allocated equity[7]	28.75	9.38	15.00	37.00	32.08	1,937	NM	(3)	(10)
Numbers may not foot due to rounding
Certain previously reported amounts have been reclassified to agree with current presentation.

FOOTNOTES
1 3Q20 includes a $532 million purchase accounting gain from FHN's merger with IBERIABANK.
2 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
3 Beginning in 3Q20 FHN began recording credit expense on unfunded commitments as a component of provision for credit losses. Prior period amounts have been reclassified from other noninterest expense.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 23.
5 Effective 1/1/2020 FHN adopted ASU 2016-13, "Measurement of Credit Losses on Financial Instruments," (CECL) which resulted in an increase to the Allowance for loan and lease losses of $106 million and a net decrease to retained earnings of $96 million.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent, and, where applicable state taxes.
7 Segment equity is allocated based on an internal allocation methodology.

First Horizon National Corporation

FHN NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions, except per share data)	3Q20	2Q20	4Q19	4Q19	3Q19

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$8,144	$5,208	$5,056	$5,076	$4,996
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	470	240	96	96	96
(B) Total common equity	$7,378	$4,673	$4,665	$4,685	$4,605
Less: Intangible assets (GAAP) (b)	1,876	1,552	1,558	1,563	1,569
(C) Tangible common equity (Non-GAAP)	$5,502	$3,120	$3,107	$3,122	$3,036

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$83,030	$48,645	$47,197	$43,311	$43,718
Less: Intangible assets (GAAP) (b)	1,876	1,552	1,558	1,563	1,569
(E) Tangible assets (Non-GAAP)	$81,154	$47,092	$45,640	$41,748	$42,148

Period-end Shares Outstanding
(F) Period-end shares outstanding	555	312	312	311	311

Ratios
(A)/(D) Total equity to total assets (GAAP)	9.81%	10.71%	10.71%	11.72%	11.43%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	6.78%	6.63%	6.81%	7.48%	7.20%
(B)/(F) Book value per common share (GAAP)	$13.30	$14.96	$14.96	$15.04	$14.80
(C)/(F) Tangible book value per common share (Non-GAAP)	$9.92	$9.99	$9.96	$10.02	$9.76
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

First Horizon National Corporation

FHN NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited
	3Q20			2Q20			1Q20			4Q19			3Q19
(In millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP

Interest income	$598	$—	$598	$347	$—	$347	$378	$—	$378	$404	$—	$404	$407	$—	$407
Interest expense	66	—	66	41	—	41	76	—	76	93	—	93	107	—	107
Net interest income	532	—	532	305	—	305	303	—	303	311	—	311	301	—	301
Noninterest income:
Fixed income	111	—	111	112	—	112	96	—	96	81	—	81	78	—	78
Mortgage banking and title	66	—	66	4	—	4	2	—	2	4	—	4	2	—	2
Brokerage, trust, and insurance	30	—	30	22	—	22	23	—	23	22	—	22	22	—	22
Service charges and fees	50	—	50	35	—	35	36	—	36	39	—	39	40	—	40
Card and digital banking fees	17	—	17	12	—	12	12	—	12	14	—	14	13	—	13
Deferred compensation income	4	—	4	8	—	8	(10)	—	(10)	3	—	3	—	—	—
Other noninterest income	546	(532)	14	12	—	12	15	—	15	20	—	20	17	—	17
Total noninterest income	823	(532)	291	206	—	206	175	—	175	183	—	183	172	—	172
Total revenue	1,355	(532)	823	512	—	512	478	—	478	495	—	495	472	—	472
Noninterest expense:
Personnel expenses:
Salaries and benefits	201	(1)	200	111	(5)	107	113	(1)	112	112	(4)	107	111	(3)	109
Incentives and commissions	126	(34)	91	79	—	79	81	—	81	63	—	63	55	4	59
Deferred compensation expense	3	—	3	9	—	9	(10)	—	(10)	4	—	4	1	—	1
Total personnel expenses	329	(35)	294	200	(5)	195	183	(1)	182	179	(4)	174	167	1	168
Occupancy and equipment	77	(4)	73	46	—	46	44	—	44	44	—	44	42	—	42
Outside services	78	(32)	46	38	(5)	33	38	(2)	37	54	(18)	36	47	(12)	35
Amortization of intangible assets	15	(1)	14	5	—	5	5	—	5	6	—	6	6	—	6
Other noninterest expense	89	(44)	45	31	(4)	27	31	(3)	28	45	(15)	31	46	(21)	25
Total noninterest expense	587	(116)	471	321	(14)	307	302	(6)	296	328	(37)	291	308	(31)	277
Pre-provision net revenue	768	(416)	352	191	14	205	175	6	181	166	37	203	164	31	196
Provision for credit losses	227	(147)	80	121	—	121	154	—	154	9	—	9	14	—	14
Income before income taxes	541	(269)	272	69	14	84	21	6	27	157	37	194	150	31	181
Provision for income taxes	2	61	63	13	3	15	5	1	6	36	7	43	36	7	43
Net income	539	(331)	208	57	12	68	16	5	21	121	30	151	114	24	138
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	536	(331)	205	54	12	66	14	5	18	118	30	148	111	24	136
Preferred stock dividends	13	—	13	2	—	2	2	—	2	2	—	2	2	—	2
Net income available to common shareholders	$523	$(331)	$193	$52	$12	$64	$12	$5	$17	$117	$30	$147	$110	$24	$134
Common Stock Data
EPS	$0.95	$(0.60)	$0.35	$0.17	$0.04	$0.21	$0.04	$0.01	$0.05	$0.38	$0.10	$0.47	$0.35	$0.08	$0.43
Basic shares	550		550	312		312	312		312	311		311	312		312
Diluted EPS	$0.95	$(0.60)	$0.35	$0.17	$0.04	$0.20	$0.04	$0.01	$0.05	$0.37	$0.10	$0.47	$0.35	$0.08	$0.43
Diluted shares	551		551	313		313	313		313	313		313	314		314
Amounts adjusted for notable items as detailed on page 9.
Numbers may not foot due to rounding.

First Horizon National Corporation

FHN NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions, except per share data)		3Q20	2Q20	1Q20	4Q19	3Q19

Adjusted Diluted EPS
Net income available to common ("NIAC") (GAAP)	a	$523	$52	$12	$117	$110
Plus Tax effected notable items (Non-GAAP) (a)		$(331)	$12	$5	$30	$24
Adjusted NIAC (Non-GAAP)	b	$192	$64	$17	$147	$134

Diluted Shares (GAAP)	c	551	313	313	313	314

Diluted EPS (GAAP)	a/c	$0.95	$0.17	$0.04	$0.37	$0.35
Adjusted diluted EPS (Non-GAAP)	b/c	$0.35	$0.20	$0.05	$0.47	$0.43

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$539	$57	$16	$121	$114
Plus Tax effected notable items (Non-GAAP) (a)		$(331)	$12	$5	$30	$24
Adjusted NI (Non-GAAP)		$208	$68	$21	$151	$138

NI (annualized) (GAAP)	d	$2,144	$228	$66	$481	$452
Adjusted NI (annualized) (Non-GAAP)	e	$828	$275	$84	$600	$549

Average assets (GAAP)	f	$81,683	$47,934	$43,552	$42,886	$41,941

ROA (GAAP)	d/f	2.63%	0.48%	0.15%	1.12%	1.08%
Adjusted ROA (Non-GAAP)	e/f	1.01%	0.57%	0.19%	1.40%	1.31%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
NIAC (annualized) (GAAP)	g	$2,082	$210	$49	$463	$434
Adjusted NIAC (annualized) (Non-GAAP)	h	$765	$257	$67	$582	$532

Average Common Equity (GAAP)	i	$7,309	$4,673	$4,611	$4,649	$4,571
Intangible Assets (GAAP) (b)		$1,794	$1,555	$1,560	$1,566	$1,572
Average Tangible Common Equity (Non-GAAP)	j	$5,515	$3,117	$3,051	$3,083	$2,999

ROCE (GAAP)	g/i	28.49%	4.50%	1.05%	9.97%	9.50%
ROTCE (Non-GAAP)	g/j	37.75%	6.74%	1.59%	15.03%	14.49%
Adjusted ROTCE (Non-GAAP)	h/j	13.90%	8.26%	2.19%	18.88%	17.73%
(a) Amounts adjusted for notable items as detailed on page 9.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

First Horizon National Corporation

FHN NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(Millions, except per share data)		3Q20	2Q20	1Q20	4Q19	3Q19

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$823	$206	$175	$183	$172
Plus notable items (GAAP) (a)		$(532)	$—	$—	$—	$—
Adjusted noninterest income (Non-GAAP)	l	$291	$206	$175	$183	$172

Revenue (GAAP)	m	$1,355	$512	$478	$495	$472
Plus notable items (GAAP) (a)		$(532)	$—	$—	$—	$—
Adjusted revenue (Non-GAAP)	n	$823	$512	$478	$495	$472

Noninterest income as a % of total revenue (GAAP)	k/m	60.72%	40.32%	36.59%	37.05%	36.35%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	35.32%	40.32%	36.59%	37.05%	36.35%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	o	$587	$321	$302	$328	$308
Plus notable items (GAAP) (a)		$(116)	$(14)	$(6)	$(37)	$(31)
Adjusted noninterest expense (Non-GAAP)	p	$471	$307	$296	$291	$277

Revenue excluding securities gains/losses (GAAP)	q	$1,357	$512	$478	$495	$472
Plus notable items (GAAP) (a)		$(532)	$—	$—	$—	$—
Adjusted revenue excluding securities gains/losses (Non-GAAP)	r	$825	$512	$478	$495	$472

Efficiency ratio (GAAP)	o/q	43.31%	62.74%	63.26%	66.35%	65.26%
Adjusted efficiency ratio (Non-GAAP)	p/r	57.26%	59.95%	62.05%	58.88%	58.61%
(a) Amounts adjusted for notable items as detailed on page 9.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

First Horizon National Corporation

FHN GLOSSARY OF TERMS

Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Current Expected Credit Loss (“CECL”): New accounting standard that focuses on estimation of expected losses over the life of the loans which is measured by the difference between amortized cost and the net amount expected to be collected.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Non-Purchased Credit Deteriorated (“Non-PCD”) Financial Assets: Acquired individual financial assets (or acquired groups of financial assets with similar risk characteristics) that, as of the date of acquisition, do not have a more-than-insignificant deterioration in credit quality since origination, as determined by an acquirer’s assessment.

Purchased Credit Deteriorated (“PCD”) Financial Assets: Acquired individual financial assets (or acquired groups of financial assets with similar risk characteristics) that, as of the date of acquisition, have experienced a more-than-insignificant deterioration in credit quality since origination, as determined by an acquirer’s assessment.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios

Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income to total revenue.

Efficiency Ratio: Ratio is noninterest expense to total revenue.

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios

Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan and lease losses to annualized net charge-offs.